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                                                                    EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     I, Roy B. Goodman, Senior Vice President, Chief Financial Officer and Treasurer of RealNetworks, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of RealNetworks, Inc. on Form 10-Q for the fiscal quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of RealNetworks, Inc.

Date:  May 7, 2004

                                             By: /s/ Roy B. Goodman
                                                 ----------------------------
                                                 Name: Roy B. Goodman
                                                 Title: Senior Vice President,
                                                        Chief Financial Officer
                                                        and Treasurer

A signed original of this written statement required by Section 906 has been provided to RealNetworks, Inc. and will be retained by RealNetworks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.